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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                  JULY 26, 2000
         --------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                           HEALTHEON/WEBMD CORPORATION
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        DELAWARE                               0-24975                             94-3236644
-------------------------------      -----------------------        -----------------------------------
(State or other jurisdiction of      (Commission File Number)       (I.R.S. Employer Identification No.)
        incorporation)
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                             400 THE LENOX BUILDING
                             3399 PEACHTREE ROAD NE
                             ATLANTA, GEORGIA 30326
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          (Address of principal executive offices, including zip code)


                                 (404) 495-7600
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              (Registrant's telephone number, including area code)



     ----------------------------------------------------------------------
             (Former name or address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         As previously reported, Healtheon/WebMD Corporation and Medical Manager
Corporation entered into an Agreement and Plan of Merger dated as of February
13, 2000, as amended as of June 19, 2000, providing for, among other things, the merger of Medical Manager with and into Healtheon/WebMD. In a related transaction, Healtheon/WebMD previously reported an Agreement and Plan of Merger dated as of February 13, 2000, as amended as of June 19, 2000, entered into with CareInsite, Inc. and Avicenna Systems Corporation, a wholly-owned subsidiary of Medical Manager, providing for, among other things, the merger of CareInsite with and into Avicenna, which as a result of the Medical Manager merger will become a wholly-owned subsidiary of Healtheon/WebMD. In addition, on May 26, 2000, Healtheon/WebMD acquired Envoy Corporation pursuant to an Agreement and Plan of Merger dated January 22, 2000. Healtheon/WebMD also previously reported an Agreement and Plan of Merger dated as of February 15, 2000, entered into with OnHealth Network Company and Tech Acquisition Corporation, Healtheon/WebMD's wholly owned subsidiary, providing for, among other things, the merger of Tech
Acquisition with and into OnHealth.

         In connection with the above-mentioned mergers, certain historical financial statements and related notes thereto of Medical Manager, CareInsite and Envoy are attached hereto as Exhibits to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

(a)      Exhibits

                  The following exhibits are filed herewith:

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
99.1                       Audited historical financial statements and related
                           notes of Medical Manager Corporation for the three
                           years ended June 30, 1999
99.2                       Audited historical financial statements and related
                           notes of Physician Computer Network, Inc. for the
                           three years ended December 31, 1999
99.3                       Unaudited historical financial statements and related
                           notes of Medical Manager Corporation for the three
                           months and nine months ended March 31, 2000
99.4                       Audited historical financial statements and related
                           notes of CareInsite, Inc. for the two years ended
                           June 30, 1999 and the period of inception through
                           June 30, 1997
99.5                       Audited historical financial statements and related
                           notes of The Health Information Network Connection,
                           LLC for the period from inception through December
                           31, 1999
99.6                       Audited historical financial statements and related
                           notes of Provider Technology Group, a division of
                           Blue Cross and Blue Shield of Massachusettes, for the
                           two years ended December 31, 1999
99.7                       Unaudited historical financial statements and related
                           notes of CareInsite, Inc. for the nine months ended
                           March 31, 2000
99.8                       Audited historical financial statements and related
                           notes of Envoy Corporation for the three years ended
                           December 31, 1999 and for the three months ended
                           March 31, 1999 and 2000 (Unaudited)
99.9                       Audited historical financial statements and related
                           notes of Point Plastics, Inc. for the three years
                           ended December 31, 1997 and unaudited historical
                           consolidated financial statements for the three
                           months ended March 31, 1997 and 1998
99.10                      Audited historical financial statements and related
                           notes of The KippGroup for the two years ended
                           December 31, 1998
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            HEALTHEON/WEBMD CORPORATION



         Dated: July 27, 2000               By: /S/  L. Scott Askins
                                               ------------------------------
                                               L. Scott Askins
                                               Assistant General Counsel


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                                  EXHIBIT INDEX

Exhibit No.                Exhibit
-----------                -------
99.1                       Audited historical financial statements and related
                           notes of Medical Manager Corporation for the three
                           years ended June 30, 1999
99.2                       Audited historical financial statements and related
                           notes of Physician Computer Network, Inc. for the
                           three years ended December 31, 1999
99.3                       Unaudited historical financial statements and related
                           notes of Medical Manager Corporation for the three
                           months and nine months ended March 31, 2000
99.4                       Audited historical financial statements and related
                           notes of CareInsite, Inc. for the two years ended
                           June 30, 1999 and the period of inception through
                           June 30, 1997
99.5                       Audited historical financial statements and related
                           notes of The Health Information Network Connection,
                           LLC for the period from inception through December
                           31, 1999
99.6                       Audited historical financial statements and related
                           notes of Provider Technology Group, a division of
                           Blue Cross and Blue Shield of Massachusettes, for the
                           two years ended December 31, 1999
99.7                       Unaudited historical financial statements and related
                           notes of CareInsite, Inc. for the nine months ended
                           March 31, 2000
99.8                       Audited historical financial statements and related
                           notes of Envoy Corporation for the three years ended
                           December 31, 1999 and for the three months ended
                           March 31, 1999 and 2000 (Unaudited)
99.9                       Audited historical financial statements and related
                           notes of Point Plastics, Inc. for the three years
                           ended December 31, 1997 and unaudited historical
                           consolidated financial statements for the three
                           months ended March 31, 1997 and 1998
99.10                      Audited historical financial statements and related
                           notes of The KippGroup for the two years ended
                           December 31, 1998


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